                                  EXHIBIT 10.20

             (FORM OF MED SUBSIDIARIES COLLATERAL AGENCY AGREEMENT)

                       CITIBANK CUSTODY & ADVISOR SERVICES

                           Collateral Agency Agreement

                                  by and among

                                 Citibank, N.A.
                              as "Collateral Agent"

                        Private Investment Bank Limited,
                             as "Secured Party" and
                            collateral account holder

                                       and

                            Med Diversified, Inc. and
                      its direct and indirect subsidiaries
                                signatory hereto,
                                  as "Pledgors"

                                    361089
                     --------------------------------------
                                (Account Number)

                    CITIBANK COLLATERAL AGENT CUSTODY ACCOUNT

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THIS COLLATERAL AGENCY AGREEMENT (this Collateral Agency Agreement, including all Schedules attached hereto, all of the terms and conditions which are incorporated herein by reference, in each case as amended and/or supplemented from time to time in accordance with the terms hereof, this "Collateral Agency Agreement") is made this 14th day of August, 2002 by and among the following:

(i) Private Investment Bank Limited, a Bahamas bank and trust company, as secured party (the "Secured Party" herein);

(ii) Med Diversified, Inc., a Nevada corporation ("Med"), and the direct or indirect subsidiaries of Med who are signatories hereto as "Pledgors" (Med and each such Med subsidiary, collectively, the "Pledgors" and, individually, a "Pledgor", herein); and

(iii) CITIBANK, N.A., a national banking association organized and existing under the laws of the United States of America acting in its capacity as collateral agent for the Secured Party (the "Collateral Agent" herein).

                                    RECITALS

WHEREAS, pursuant to that certain Amendment Agreement dated as of June 28, 2002 by and among Med, the other Pledgors, Secured Party and certain other parties thereto (as the same may be modified, restated, supplemented and otherwise in effect from time to time, the "Amendment Agreement"), Pledgors have agreed to grant to Secured Party, among other things, a first priority security interest in any and all capital stock or other equity securities of certain Med subsidiaries (collectively, the "Interests"), to secure certain indebtedness and other obligations owed to Secured Party including certain debentures in an aggregate original principal amount of $57.5 million (the "Indebtedness"); and

WHEREAS, pursuant to the Amendment Agreement, Med, the other Pledgors and Secured Party have entered into that certain Medf Subsidiaries Pledge and Security Agreement dated as of June 28, 2002 by and among Med, the other Pledgors and Secured Party (as the same may be modified, restated, supplemented and otherwise in effect from time to time, the "Med Subsidiaries Pledge and Security Agreement"), Pledgors have, among other things, pledged to Secured Party and granted Secured Party a security interest in the Interests; and

WHEREAS, the Amendment Agreement and the Med Subsidiaries Pledge and Security Agreement contemplate that Collateral Agent shall hold the certificates, instruments and other evidence of the Interests as the agent of Secured Party (in an account opened by the Collateral Agent in the name of the Secured Party, the "Account") pursuant to this Collateral Agency Agreement.

                                      - 1 -
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NOW, THEREFORE, the above-named parties appoint said Collateral Agent with the duties and responsibilities and upon the terms and conditions provided in SCHEDULES A and B annexed hereto and made apart hereof.

ARTICLE FIRST: The above-named parties agree that the following provisions shall control with respect to the rights, duties, liabilities, privileges and immunities of the Collateral Agent:

a) The Collateral Agent shall hold the Interests, including all certificates, instruments and other evidence of the Interests, as the agent of Secured Party and in an account opened by the Collateral Agent by the Secured Party, all subject to the terms of this Collateral Agency Agreement.

b) The Collateral Agent shall neither be responsible for or under, nor chargeable with knowledge of, the terms and conditions of any other agreement, instrument or document executed between/among the parties hereto, other than this Collateral Agency Agreement, including SCHEDULES A, B, C, D and E attached hereto. This Collateral Agency Agreement, along with SCHEDULES A, B, C, D and E attached hereto, sets forth all of the obligations of the parties hereto, and no additional obligations shall be implied from the terms of this Collateral Agency Agreement or any other agreement, instrument or document.

c) The Collateral Agent may act in reliance upon any instructions, notice, certification, demand, consent, authorization, receipt, power of attorney or other writing delivered to it by any other party without being required to determine the authenticity or validity thereof or the correctness of any fact stated therein, the propriety or validity of the service thereof, or the jurisdiction of the court issuing any judgment or order. The Collateral Agent may act in reliance upon any signature believed by it to be genuine, and may assume that such person has been properly authorized to do so.

d) Each of the Pledgors, jointly and severally, agrees to reimburse the Collateral Agent on demand for, and to indemnify and hold the Collateral Agent and its employees, officers and directors (each, an "INDEMNIFIED PARTY") harmless against and with respect to, any and all claims, loss, actions, liability, damage or expense (including, but without limitation, attorneys' fees, costs and disbursements) (collectively "LOSSES") that the Collateral Agent may suffer or incur in connection with this Collateral Agency Agreement and its performance hereunder or in connection herewith, except to the extent such loss, liability, damage or expense arises from its willful misconduct or gross negligence as adjudicated by a court of competent jurisdiction. In addition, when any Indemnified Party acts on any information, instructions, communications (including, but not limited to, communications with respect to the delivery of the Interests or the wire transfer of funds) sent by telex or facsimile, the Indemnified Party, absent gross negligence as adjudicated by a court of competent jurisdiction, shall not be responsible or liable in the event such information, instruction or communication is not an authorized or authentic information, instruction or communication or is not in the form sent or intended to be sent (whether due to fraud, distortion or otherwise). Each of the Pledgors, jointly and severally, shall indemnify any Indemnified Party against any Losses it may incur

                                      - 2 -
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      in connection with its acting in accordance with any such information, instruction or communication. This Article First, subsection 4(d) shall survive the termination of this Collateral Agency Agreement and the resignation or removal of the Collateral Agent.

e) The Collateral Agent may consult with legal counsel of its selection in the event of any dispute or question as to the meaning or construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel. Each of the Pledgors, jointly and severally, agrees to reimburse the Collateral Agent on demand for such legal fees, disbursements and expenses and in addition, the Collateral Agent shall have the right to reimburse itself for such fees, disbursements and expenses from the property held in escrow hereunder.

f) The Collateral Agent shall be under no duty to give the property held by it hereunder any greater degree of care than it gives its own similar property.

g) The Collateral Agent shall invest the property held by it hereunder in such a manner as directed in SCHEDULE A annexed hereto, which may include deposits in Citibank and mutual funds advised, serviced or made available by Citibank or its affiliates even though Citibank or its affiliates may receive a benefit or profit therefrom.

THE PARTIES TO THIS AGREEMENT ACKNOWLEDGE THAT NON-DEPOSIT INVESTMENT PRODUCTS ARE NOT OBLIGATIONS OF, OR GUARANTEED, BY CITIBANK/CITICORP NOR ANY OF ITS AFFILIATES; ARE NOT FDIC INSURED; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. ONLY DEPOSITS IN THE UNITED STATES ARE SUBJECT TO FDIC INSURANCE.

h) In the event of any disagreement between/among any of the parties to this agreement, or between/among them or either or any of them and any other person, resulting in adverse claims or demands being made in connection with the subject matter of this Collateral Agency Agreement, or in the event that the Collateral Agent, in good faith, be in doubt as to what action it should take hereunder, the Collateral Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Collateral Agent shall not become liable in any way or to any person for its failure or refusal to act, and the Collateral Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and the Collateral Agent shall have been notified thereof in writing signed by all such persons. The Collateral Agent shall have the option, after 30 calendar days' notice to the other parties of its intention to do so, to file an action in interpleader requiring the parties to answer and litigate any claims and rights among themselves. The rights of the Collateral Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.

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i)    The Collateral Agent is authorized, for any securities at any time held hereunder, to register such securities in the name of its nominee(s) or the nominees of any securities depository, and such nominee(s) may sign the name of any of the parties hereto to whom or to which such securities belong and guarantee such signature in order to transfer securities or certify ownership thereof to tax or other governmental authorities.

j) Notice to the parties shall be given as provided in SCHEDULE B annexed hereto.

ARTICLE SECOND: The Collateral Agent shall make distributions of income earned on the property held pursuant to this Collateral Agency Agreement as provided in SCHEDULE A annexed hereto. Each such payee shall provide to the Collateral Agent an appropriate W-9 form for tax identification number certification or a W-8 form for non-resident alien certification. The Collateral Agent shall be responsible only for income reporting to the Internal Revenue Service with respect to income earned on the escrowed property.

ARTICLE THIRD: (a) The Secured Party may remove the Collateral Agent at any time by giving to the Collateral Agent thirty (30) calendar days' prior written notice of removal signed by an authorized person of the Secured Party, with a copy of such notice to Med. The Collateral Agent may resign at any time by giving to each of Med and the Secured Party fifteen (15) calendar days' prior written notice of resignation.

          (b) Within thirty (30) calendar days after giving the foregoing notice of removal to the Collateral Agent or within fifteen (15) calendar days after receiving the foregoing notice of resignation from the Collateral Agent, the Secured Party shall appoint a successor collateral agent and give notice of such successor collateral agent to the Collateral Agent, with a copy of such notice to Med. If a successor collateral agent has not accepted such appointment by the end of such (i) 30-day period, in the case of the Collateral Agent's removal, or (ii) 15-day period, in the case of the Collateral Agent's resignation, the Collateral Agent may, in its sole discretion, either deliver the Interests to the Secured Party at the address set forth in SCHEDULE B or may apply to a court of competent jurisdiction for the appointment of a successor collateral agent or for other appropriate relief.

          (c) Upon receipt of notice of the identity of the successor collateral agent, the Collateral Agent shall either deliver the Interests then held hereunder to the successor collateral agent, less the Collateral Agent's fees, costs, expenses and the value of other obligations owed to the Collateral Agent hereunder, or hold such Interests (or any portion thereof) pending distribution, until all such fees, costs and expenses or the value of other obligations are paid to it.

          (d) Upon delivery of the Interests to the successor collateral agent or to the Secured Party, the Collateral Agent shall have no further duties, responsibilities or obligations hereunder.

ARTICLE FOURTH: The Collateral Agent shall receive from Med the fees provided in SCHEDULE E annexed hereto. In the event that such fees are not paid to the Collateral Agent within 30 calendar days of presentment to Med as set forth in said SCHEDULE E, then the Collateral Agent may pay itself such fees from the property held in escrow hereunder.

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ARTICLE FIFTH: Secured Party hereby guarantees Pledgors' performance of their obligation to reimburse, indemnify and hold harmless the Collateral Agent, and pay fees to the Collateral Agent, pursuant to the provisions of the First and Fourth Articles of this Collateral Agency Agreement. Pledgors shall, jointly and severally, reimburse Secured Party for any and all loss, liability, damage or expense (including, but without limitation, attorneys' fees, costs and disbursements and all payments to the Collateral Agent by Secured Party or out of property held hereunder) that the Secured Party may suffer or incur in connection with its guaranty of the Pledgors' obligations to the Collateral Agent.

ARTICLE SIXTH: Any modification of this Collateral Agency Agreement or any additional obligations assumed by any party hereto shall be binding only if evidenced by a writing signed by each of the parties hereto.

ARTICLE SEVENTH: In the event funds transfer instructions are given (other than in writing at the time of execution of this Collateral Agency Agreement), whether in writing, by telecopier or otherwise, the Collateral Agent is authorized to seek confirmation of such instructions by telephone call back to the person or persons designated in SCHEDULE C or D annexed hereto (as applicable), and the Collateral Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated. To assure accuracy of the instructions it receives, the Collateral Agent may record such call backs. If the Collateral Agent is unable to verify the instructions, or is not satisfied with the verification it receives, it will not execute the instruction until all issues have been resolved. The persons and telephone numbers for call backs may be changed only in writing actually received and acknowledged by the Collateral Agent. The parties agree to notify the Collateral Agent of any errors, delays or other problems within 30 calendar days after receiving notification that a transaction has been executed. If it is determined that the transaction was delayed or erroneously executed as a result of the Collateral Agent's error, the Collateral Agent's sole obligation is to pay or refund such amounts as may be required by applicable law. In no event shall the Collateral Agent be responsible for any incidental or consequential damages or expenses in connection with the instruction. Any claim for interest payable will be at the Collateral Agent's published savings account rate in effect in New York, New York.

ARTICLE EIGHTH: This Collateral Agency Agreement shall be governed by the law of the State of New York in all respects (without regard for its conflict of laws principles). The parties hereto irrevocably and unconditionally submit to the jurisdiction of a federal or state court located in the Borough of Manhattan, City, County and State of New York, in connection with any proceedings commenced regarding this Collateral Agency Agreement, including but not limited to, any interpleader proceeding or proceeding for the appointment of a successor collateral agent the Collateral Agent may commence pursuant to this Collateral Agency Agreement, and all parties irrevocably submit to the jurisdiction of such courts for the determination of all issues in such proceedings, without regard to any principles of conflicts of laws, and irrevocably waive any objection to venue or inconvenient forum. The parties hereto irrevocably and unconditionally waive, to the fullest extent permitted by law, and agree not to plead or claim, any right of immunity from legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, from execution of judgment, or from any other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, and consents

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to such relief and enforcement against it, its assets and its revenues in any jurisdiction, in each case with respect to any matter arising out of, or in connection with, this Collateral Agency Agreement.

ARTICLE NINTH: This Collateral Agency Agreement may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. Facsimile signatures on counterparts of this Collateral Agency Agreement shall be deemed original signatures with all rights accruing thereto. Each of the parties hereto agrees to provide original signatures to the Collateral Agency Agent within 15 business days after execution.

                     [REST OF PAGE LEFT BLANK INTENTIONALLY]

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In witness whereof, the parties have executed this Collateral Agency Agreement as of the date first above written.

CITIBANK, N.A.
as Collateral Agent

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------
Title
      --------------------------------


SECURED PARTY:                            MED:

PRIVATE INVESTMENT BANK LIMITED           MED DIVERSIFIED, INC.

By                                        By
   -----------------------------------       -----------------------------------
             (SIGNATURE)                                (SIGNATURE)

Name: Francois Rouge                      Name
Title: Chairman                                ---------------------------------
                                          Title
                                                --------------------------------

By
   -----------------------------------
             (SIGNATURE)

Name: Jean-Francois Furrer
Title: Director

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OTHER PLEDGORS:


AMERICAN REIMBURSEMENT, LLC

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


CHARTWELL DIVERSIFIED SERVICES, INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


TENDER LOVING CARE HEALTH CARE
SERVICES, INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


TRESTLE CORPORATION

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------

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RESOURCE PHARMACY, INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


CHARTWELL COMMUNITY SERVICES, INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


CHARTWELL CARE GIVERS, INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


CHARTWELL MANAGEMENT COMPANY, INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


CHARTWELL HOME THERAPIES, L.P.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------

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CHARTWELL PENNSYLVANIA, L.P.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


CHARTWELL MIDWEST INDIANA, LLC

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


CHARTWELL SOUTHERN NEW ENGLAND, LLC

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


CHARTWELL ROCKY MOUNTAIN REGIONAL SERVICES

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


CHARTWELL U.C. DAVIS HEALTH SYSTEMS, LLC

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------

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CHARTWELL MICHIGAN, LLC

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


NORTHWEST HOME CARE, LLC

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


INNOVA HOME THERAPIES, LLC

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


CHARTWELL WISCONSIN ENTERPRISES, LLC

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


CHARTWELL-MIDWEST WISCONSIN, LLC

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------

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CHARTWELL-MIDWEST WISCONSIN HEALTH
RESOURCES, LLC

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


ALBERT GALLATIN HOME CARE, INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


CARECO, INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


T.L.C. MIDWEST, INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


T.L.C. MEDICARE SERVICES OF DADE, INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------

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T.L.C. MEDICARE SERVICES OF BROWARD, INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


TENDER LOVING CARE HOME CARE SERVICES, INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


U.S. ETHICARE CORPORATION

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


U.S. ETHICARE CHAUTAUQUA CORPORATION

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


U.S. ETHICARE ERIE CORPORATION

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------

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U.S. ETHICARE NIAGARA CORPORATION

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


ETHICARE CERTIFIED SERVICES, INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


STAFF BUILDERS, INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


S.B.H.F., INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


STAFF BUILDERS SERVICES, INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------

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STAFF BUILDERS HOME HEALTH CARE, INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


STAFF BUILDERS INTERNATIONAL, INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


A RELIABLE HOMEMAKER OF MARTIN-ST.
LUCIE COUNTY, INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


ST. LUCIE HOME HEALTH AGENCY, INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------


T.L.C. HOME HEALTH CARE, INC.

By
   -----------------------------------
             (SIGNATURE)

Name
     ---------------------------------

Title
      --------------------------------

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                                   SCHEDULE A

1. The Interests initially held by the Collateral Agent shall include the following (other than the Interests described below as "Uncertificated"):

                       MED SUBSIDIARY                                     PLEDGED INTEREST
-------------------------------------------------                 -------------------------------------------
Trestle Corporation                                                          2,800,000 shares of common stock
Resource Pharmacy, Inc.                                                          1,000 shares of common stock
Chartwell Diversified Services, Inc.                                             1,000 shares of common stock
Chartwell Community Services, Inc.                                                 100 shares of common stock
Chartwell Care Givers, Inc.                                                        100 shares of common stock
Chartwell Management Company, Inc.                                                 100 shares of common stock
Chartwell Home Therapies, L.P.                                     All Partnership Interests (Uncertificated)
Chartwell Pennsylvania, L.P.                                        All Membership Interests (Uncertificated)
Chartwell Midwest Indiana, LLC                                      All Membership Interests (Uncertificated)
Chartwell Southern New England, LLC                                 All Membership Interests (Uncertificated)
Chartwell Rocky Mountain Region                                     All Membership Interests (Uncertificated)
Chartwell U.C. Davis Health Systems, LLC                            All Membership Interests (Uncertificated)
Chartwell Michigan, LLC                                             All Membership Interests (Uncertificated)
Northwest Home Care, LLC                                            All Membership Interests (Uncertificated)
Innova Home Therapies, LLC                                          All Membership Interests (Uncertificated)
Chartwell Wisconsin Enterprises, LLC                                All Membership Interests (Uncertificated)
Chartwell-Midwest Wisconsin Health Resources, LLC                   All Membership Interests (Uncertificated)
Tender Loving Care Health Care Services, Inc.                                5,000,000 shares of common stock
Albert Gallatin Home Care, Inc.                                                  1,000 shares of common stock
Careco, Inc.                                                                       100 shares of common stock
T.L.C. Midwest, Inc.                                                             1,000 shares of common stock
T.L.C. Home Health Care, Inc.                                                      100 shares of common stock
T.L.C. Medicare Services of Dade, Inc.                                             500 shares of common stock
T.L.C. Medicare Services of Broward, Inc.                                          500 shares of common stock
Tender Loving Care Home Care Services, Inc.                                        100 shares of common stock
U.S. Ethicare Corporation                                                          100 shares of common stock
U.S. Ethicare Chautauqua Corporation                                               500 shares of common stock
U.S. Ethicare Erie Corporation                                                     500 shares of common stock
U.S. Ethicare Niagara Corporation                                                  500 shares of common stock
Ethicare Certified Services, Inc.                                                  100 shares of common stock
Staff Builders, Inc.                                                               100 shares of common stock
S.B.H.F., Inc.                                                                     100 shares of common stock
Staff Builders Services, Inc.                                                      100 shares of common stock
Staff Builders Home Health Care, Inc.                                              100 shares of common stock
Staff Builders International, Inc.                                                 100 shares of common stock
St. Lucie Home Health Agency, Inc.                                                 500 shares of common stock
A Reliable Homemaker of Martin-St. Lucie County, Inc.                            1,000 shares of common stock

      In addition, the Collateral Agent shall hold any other Interests from time to time hereafter pledged to Secured Party pursuant to the Med Subsidiaries Pledge and Security Agreement and delivered to the Collateral Agent. The Collateral Agent shall, however, have no obligation to solicit the delivery of any Interests to the Collateral Agent.

2. Each of the Secured Party, the Pledgors and the Collateral Agent acknowledge and agree that (a) the Interests held by the Collateral Agent hereunder are restricted securities evidencing ownership interests in privately-held entities which are subsidiaries of Med and, as such, are illiquid assets not readily amenable to valuation; (b) in the ordinary course of business under this Collateral Agency Agreement, it is not expected that the Interests will be converted into anything other than such restricted securities evidencing ownership interests in privately-held entities, and (c) in the event the Interest should be converted (including without limitation in any merger, consolidation, reorganization or similar transaction) into different securities or assets, the Collateral Agent shall, except as expressly instructed by the Secured Party, hold such different securities or assets as Interests hereunder in whatever form they come to the Collateral Agent.

3. The Collateral Agent shall invest and reinvest any moneys and funds in the Account solely in the Citibank Custody Institutional Market Deposit Account, a dollar-for-dollar interest-bearing deposit obligation of Citibank, N.A., FDIC insured up to $100,000, unless such investment is changed from time to time thereafter as the Secured Party shall direct the Collateral Agent in a written instruction signed by an authorized person of the Secured Party, notwithstanding that (A) the Collateral Agent or an affiliate of the Collateral Agent charges and collects fees and expenses from such fund for services rendered (provided that such charges, fees and expenses are on terms consistent with terms negotiated at arm's length) and (B) the Collateral Agent charges and collects fees and expenses for services rendered pursuant to this Agreement. Neither the Collateral Agent nor any of its affiliates shall be required to Account for any profits or benefits received for services described in clause (A) or (B) above. Neither the Collateral Agent nor any of its affiliates assume any duty or liability for monitoring the rating of the selected investment. The Collateral Agent shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of the Interests on deposit in the Account, provided that the Collateral Agent has made such investment, reinvestment or liquidation of the funds on deposit in the Account in accordance with the terms, and subject to the conditions, of this Collateral Agency Agreement. The investment(s) in which the moneys on deposit in the Account are invested from time to time may be held by the Collateral Agent directly or through any clearing agency or depository (collectively, the "Clearing Agency") including the Federal Reserve/Treasury Book-Entry System for United States and federal agency securities, and the Depository Trust Company. The Collateral Agent shall not have any responsibility or liability for the actions or omissions to act on the part of any Clearing Agency. Any investment direction contained herein may be executed through an affiliated broker or dealer of the Collateral Agent and such broker or dealer shall be entitled to its usual and customary fee. The Collateral Agent shall have no obligation to invest or reinvest any portion of the Account on the day of the deposit if such funds are deposited with the Collateral Agent after 11:00 a.m. (New York time) on such day. In such event, the Collateral Agent shall invest or reinvest such funds no later than the close of business on the following business day in New York. Instructions to invest or reinvest that are received after 11:00 a.m. (New York time) will be treated as if received on the following business day in New York.

4. The Collateral Agent shall hold any distributions made or income earned on the Interests during the term of this Collateral Agency Agreement in the Account, and any distributions, interest accruing on, and other earnings on investment of, the Interests shall be deemed to be a part of the Interests, and Med shall be liable for taxes thereon.

      Any loss or expense incurred as a result of an investment will be borne by the Interests. The parties recognize and agree that the Collateral Agent will not provide supervision, recommendations or advice relating to either the investment of the Interests or the purchase, sale, retention or other disposition of any investment. The Collateral Agent is hereby authorized to execute purchases and sales of investments as permitted hereunder through the facilities of its own trading or capital markets operations or those of any affiliated entity.

5. If Secured Party delivers to Collateral Agent a written notice signed by an authorized person of the Secured Party that there is an "Event of Default" under the Amendment Agreement or under the Med Subsidiaries Pledge and Security Agreement, subject to the other provisions of this Collateral Agency Agreement, Collateral Agent shall thereafter follow Secured Party's written directions with respect to the Interests and Secured Party's rights therein, including without limitation Secured Party's directions regarding foreclosure upon or the exercise of any other rights or remedies of Secured Party with respect to such Interests.

                                   SCHEDULE B

Unless otherwise set forth herein, all capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Collateral Agency Agreement. All terms and conditions of the Collateral Agency Agreement are incorporated herein by reference.

APPOINTMENT & ACCEPTANCE OF COLLATERAL AGENT. Each of the parties hereto hereby appoints Citibank, N.A. as the Collateral Agent for the Interests (as hereinafter defined) and directs Citibank, N.A., as the Collateral Agent, to open and maintain the Account, in each case upon the terms and conditions set forth in the Collateral Agency Agreement. Citibank, N.A. hereby accepts such appointment as the Collateral Agent for the Interests and agrees to open and maintain the Account and to act as the Collateral Agent for the Interests, in each case upon the terms and conditions set forth in the Collateral Agency Agreement.

AUTHORIZED PERSON. Each of the parties hereto hereby designates each of the persons identified in SCHEDULE C or D hereto (as applicable), and shall from time to time hereafter designate one or more persons in writing, as persons authorized to act on its behalf with respect to the Interests and the Collateral Agency Agreement, including, without limitation, instructions to designate additional or substitute persons authorized to so act.

DISTRIBUTION. The Collateral Agent shall distribute the Interests solely in accordance with written instructions, signed by an authorized person of the Secured Party, as soon as practicable upon receipt of such instructions (together with any necessary stock or bond powers or similarly necessary transfer documentation). The parties hereto agree that the Collateral Agent shall incur no liability for any acts or omissions made in accordance with the signed instructions of the Secured Party.

EXCLUSIVE BENEFIT; ASSIGNMENT. Except as specifically set forth in the Collateral Agency Agreement, the Collateral Agency Agreement is for the exclusive benefit of the parties hereto and their respective permitted successors hereunder, and shall not be deemed to give, either expressly or implicitly, any legal or equitable right, remedy, or claim to any other entity or person whatsoever. No party may assign any of its rights or obligations under the Collateral Agency Agreement without the prior written consent of the other parties except that the Collateral Agent may resign upon the terms described herein.

CORPORATE ACTIONS. The Collateral Agent does not, and shall not be deemed to, assume any responsibility to monitor any corporate actions affecting the Interests. The Collateral Agent shall have no responsibility and shall not be liable for ascertaining or acting upon any calls, conversions, exchange offers, tenders, interest rate changes, or similar matters relating to the Interests unless the Collateral Agent shall have received actual and timely notice of the same. The Collateral Agent does not, and shall not be deemed to, assume any responsibility or incur any liability for any act or omission to act with respect to any discretionary corporate action affecting the Interests. In the event the Collateral Agent receives notice of any discretionary corporate action in respect of the Interests, including, without limitation, the solicitation of a vote or consent in respect of the Interests, the Collateral Agent shall request written instructions from the person identified in SCHEDULE C or D (as applicable) to give instructions in respect of discretionary corporate actions and shall use commercially reasonable efforts to act upon such instructions. In the absence of such instructions, the Collateral Agent shall not be obligated to take any action in respect of the discretionary corporate action affecting the Interests.

USE OF NAME. No printed or other material for publication or general distribution in any language, including prospectuses, notices, reports, and promotional material which mentions "Citibank" by name or the rights, powers, or duties of the Collateral Agent under the Collateral Agency Agreement shall be issued by any other parties hereto, or on such party's behalf, without the prior written consent of the Collateral Agent.

FORCE MAJEURE. The Collateral Agent shall not incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including, but not limited to, any provision of any present or future law or regulation or any act of any governmental authority, any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).

SEVERABILITY. The invalidity, illegality or unenforceability of any provision of the Collateral Agency Agreement shall in no way affect the validity, legality or enforceability of any other provision. If any provision of the Collateral Agency Agreement is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

REPRESENTATIONS & WARRANTIES. Each of the parties hereto hereby represents and warrants that (i) the Collateral Agency Agreement has been duly authorized, executed and delivered on its behalf by a person thereunto duly and validly authorized and constitutes its legal, valid and binding obligation, and (ii) the execution and delivery of, and the performance of its obligations under, the Collateral Agency Agreement do not violate any law or regulation applicable to it.

LIMITATION ON LIABILITY. The Collateral Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part as adjudicated by a court of competent jurisdiction. The Collateral Agent is authorized to act, and shall not be liable for acting, in reliance upon any judgment, order, instruction, notice, certification, demand, consent, authorization, receipt, power of attorney or other writing delivered to it by any other party without being required to determine the authenticity or validity thereof, the correctness of any fact stated therein, the propriety or validity of the service thereof, or the jurisdiction of the court issuing any judgement or order. The Collateral Agent may act in reliance upon any signature believed by it to be genuine and may assume that such person has been properly authorized to do so. The Collateral Agent shall not be liable (i) for the acts or omissions of any nominees, correspondents, designees, agents, subagents or subcustodians, (ii) for the investment or reinvestment of any funds in the Account held by it hereunder, in each case in good faith, in accordance with the terms hereof, including without limitation any liability for any delays (not resulting from its gross negligence or willful misconduct as adjudicated by a court of competent jurisdiction) in the investment or reinvestment of said funds in the Account, or any loss of interest incident to any such delays, or (iii) for an amount in excess of the value of the Interests, valued as of the date of deposit, but only to the extent of direct monetary damages.

NOTICES. Any notice or other communication required or permitted under the Collateral Agency Agreement shall be deemed to have been duly given (i) five (5) business days following deposit in the mails if sent by registered or certified mail, postage prepaid, (ii) when sent, if sent by facsimile transmission, if receipt thereof is confirmed by successful transmission, (iii) when delivered, if delivered personally to the intended recipient and (iv) three (3) business days following deposit with a nationally recognized courier service, in each case addressed as follows:

               (a) If to the Collateral Agent, to:

                    Citibank, N.A.
                    120 Broadway, 2nd Floor
                    New York, NY 10271
                    Attn.: Kerry McDonough
                    Phone: 212.804.5499
                    Facsimile: 212.804.5401

               With a copy (which shall not constitute notice) to:

                    Patterson, Belknap, Webb & Tyler LLP
                    1133 Avenue of the Americas
                    New York, NY 10036
                    Attn.: Herman H. Raspe, Esq.
                    Phone: 212.336.2301
                    Facsimile: 212.336.2222

               (b) If to Med or any other Pledgor, to:

                    Med Diversified, Inc.
                    200 Brickstone Square, Suite 403
                    Andover, Massachusetts 01810
                    Attn.: Chief Executive Officer
                    Phone: 978.323.2500
                    Facsimile: 978.656.9691

               With a copy (which shall not constitute notice) to:

                    Manatt, Phelps & Phillips LLP
                    11355 West Olympic Blvd., 10th Floor
                    Los Angeles, CA 90064
                    Attn.: Gordon M. Bava, Esq.
                    Phone: 310.312.4000
                    Facsimile: 310.312.4224

               (c) If to the Secured Party, to:

                    Private Investment Bank Limited
                    Devonshire House
                    Queen Street

                    P.O. Box N-3918
                    Attn.: Chairman or General Manager
                    Phone: 242.302.5950
                    Facsimile: 242.302.5970

               With a copy (which shall not constitute notice) to:

                    Irell & Manella LLP
                    1800 Avenue of the Stars, Suite 900
                    Los Angeles, CA 90067
                    Attn.: Eric A. Webber, Esq.
                    Phone: 310.277.1010
                    Facsimile: 310.203.7623

or to such other address as any party may have furnished to the other parties in writing in accordance with this paragraph.

ENTIRE AGREEMENT; KNOWLEDGE. Except as otherwise specifically set forth herein, the Collateral Agency Agreement supersedes all prior oral or written agreements or understandings in respect of the subject matter hereof. The Collateral Agency Agreement sets forth the entire understanding of the parties with respect to the Collateral Agent's duties and obligations regarding the Interests and the Account, and no duties or obligations shall be implied from the terms of the Collateral Agency Agreement or any other agreement, instrument or document referenced herein. Notwithstanding anything else contained in this Collateral Agency Agreement, the Collateral Agent shall neither be responsible for or under, nor chargeable with knowledge of the existence, the content, or the terms and conditions of, any other agreement, instrument or document, whether or not referenced herein. The Collateral Agent shall not be attributed with any knowledge or information that any other department or division of Citibank, N.A. or any of Citibank, N.A.'s affiliates may have from time to time.

TERMINATION. The Collateral Agency Agreement shall terminate upon the earlier of
(a) the distribution of all Interests from the Account established hereunder in accordance with the terms, and subject to the conditions, of the Collateral Agency Agreement, and (b) a written notice to the Collateral Agent signed by an authorized person of the Secured Party that this Collateral Agency Agreement is terminated.

                                   SCHEDULE C

            INCUMBENCY CERTIFICATE OF PRIVATE INVESTMENT BANK LIMITED

The undersigned certifies that he is the Chairman of Private Investment Bank Limited, a Bahamas bank and trust company (the "Company"), and as such s/he is authorized to execute this Certificate and further certifies that the following persons have been elected or appointed, are qualified, and are now acting as officers of the Company in the capacity or capacities indicated below, and that the signatures set forth opposite their respective names are their true and genuine signatures. He further certifies that any of the persons listed below are authorized, individually, to sign agreements and give written instructions with regard to any matters pertaining to the Collateral Agency Agreement, dated August __, 2002:

Name                   Title             Phone          Signature
----                   -----             -----          ---------
Francois Rouge         Chairman          242.302.5950
Jean-Francois Furrer   Director          242.302.5950
Bruno Duenki           General Manager   242.302.5950

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of the Company this _____ day of August, 2002.


                                      -----------------------------
                                      Name: John F. Watts
                                      Title: Director & Secretary

      Call Back Authorized Individuals:

      The below listed persons (must list at least two individuals) have been designated Call Back Authorized Individuals of the Company and will be notified by Citibank, N.A. upon the release of any Interests from the account unless an original "Standing or Predefined Instruction" letter is on file with Citibank, N.A.

Name                Phone
----                -----
Francois Rouge      242.302.5950
Bruno Duenki        242.302.5950

                                   SCHEDULE D

                 INCUMBENCY CERTIFICATE OF MED DIVERSIFIED, INC.

The undersigned certifies that s/he is the [INSERT TITLE] of Med Diversified, Inc., a Nevada corporation (the "Company"), and as such s/he is authorized to execute this Certificate and further certifies that the following persons have been elected or appointed, are qualified, and are now acting as officers of the Company in the capacity or capacities indicated below, and that the signatures set forth opposite their respective names are their true and genuine signatures. S/he further certifies that any of the persons listed below [is/are] authorized [please choose one] [individually or jointly] to sign agreements and give written instructions with regard to any matters pertaining to the Collateral Agency Agreement, dated [DATE]:

Name                   Title             Phone          Signature
----                   -----             -----          ---------




IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of the Company this __ day of August, 2002

                                          [SIGNED BY SOMEONE WHOSE NAME
                                          IS NOT INCLUDED IN THE ABOVE LIST]

                                      Name:
                                            --------------------------
                                      Title:
                                            --------------------------


      Call Back Authorized Individuals:

      The below listed persons (must list at least two individuals) have been designated Call Back Authorized Individuals of the Company and will be notified by Citibank, N.A. upon the release of any Interests from the account unless an original "Standing or Predefined Instruction" letter is on file with Citibank, N.A.

Name                Phone
----                -----



6.

                                   SCHEDULE E

                                 FEES AND COSTS

                                   [ATTACHED]

                                                                 [CITIBANK LOGO]

                                   SCHEDULE E

                        SCHEDULE OF FEES FOR SERVICES AS

                                COLLATERAL AGENT

                      FOR PRIVATE INVESTMENT BANK LIMITED &

                              MED DIVERSIFIED, INC.

                                 AUGUST 13, 2002
ACCEPTANCE FEE

To cover the acceptance of the Escrow Agency appointment, the study of the Escrow Agreement, and supporting documents submitted in connection with the execution and delivery thereof, communication with other members of the working group:

      WAIVED

ANNUAL ADMINISTRATION FEE

To cover maintenance of accounts including safekeeping of assets, normal administrative functions of the Escrow Agent, including maintenance of the Escrow Agent's records, follow-up of the Escrow Agreement's provisions, and any other duties required by the Escrow Agent under the terms of the Escrow
Agreement:

      $12,500 PER ANNUM (OR ANY PART OF A YEAR THEREOF)

TRANSACTION FEE

      WAIVED (CONDITIONAL UPON COLLATERAL FUNDS INVESTED IN THE CITIBANK INSTITUTIONAL MARKET DEPOSIT ACCOUNT AS APPLICABLE)

LEGAL FEE

To cover review of legal documents by Citibank's outside counsel on behalf of Citigroup's Private Bank Custody & Advisor Services:

INITIAL REVIEW OF THE COLLATERAL AGENCY AGREEMENT $5,000 (ESTIMATE) + DISBURSEMENTS, PENDING ENSUING NEGOTIATIONS

                                                                 [CITIBANK LOGO]
OTHER FEES

      $2,500 per amendment when necessary

ASSUMPTIONS:

- Funds deposited in the Collateral Account to be invested in the Citibank Institutional Market Deposit Account (as applicable).
================================================================================
The above schedule of fees does not include charges for out-of-pocket expenses or for any services of an extraordinary nature that we or our legal counsel may be called upon from time to time to perform in either an agency or fiduciary capacity, nor does it include the fees of our legal counsel. Fees are also subject to satisfactory review of the documentation, and we reserve the right to modify them should the characteristics of the transaction change. Our participation in this program is subject to internal approval of the third party depositing monies into the escrow account. The acceptance fee is payable upon execution of the documents. Should this schedule of fees be accepted and agreed upon and work commenced on this program but subsequently halted and the program is not brought to market, the Acceptance Fee and legal fees incurred, if any, will still be payable in full. This Fee Schedule is offered for, and applicable to the program cited on page one only, and is guaranteed for thirty calendar days from the date on this proposal. After thirty calendar days, this offer can be extended in writing only by an authorized representative of Citibank, N.A.

Agreed and Accepted:
AUTHORIZED REPRESENTATIVE FOR MED
DIVERSIFIED

---------------------------------
           (Signature)

---------------------------------
    (Print Name/Company Name)

---------------------------------
            (Title)

---------------------------------
            (Date)